UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2015

DECKERS OUTDOOR CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
000-22446	95-3015862
(Commission File Number)	(IRS Employer Identification No.)
250 Coromar Drive, Goleta, California	93117
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (805) 967-7611

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 10, 2015, the Board of Directors (the "Board") of Deckers Outdoor Corporation (the "Company") approved an amendment to the Company's Amended and Restated Bylaws (as so amended, the "Bylaws") to add the following language to the Bylaws as a new Article IX:
"Forum Selection: Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, all Internal Corporate Claims shall be brought solely and exclusively in the Court of Chancery of the State of Delaware (or, if such court does not have jurisdiction, the Superior Court of the State of Delaware, or, if such other court does not have jurisdiction, the United States District Court for the District of Delaware). "Internal Corporate Claims" means claims, including claims in the right of the Corporation, brought by a stockholder (including a beneficial owner) (i) that are based upon a violation by a current or former director or officer or stockholder in such capacity or (ii) as to which the DGCL confers jurisdiction upon the Court of Chancery of the State of Delaware."
For purposes of the amendment, "Corporation" refers to Deckers Outdoor Corporation, and "DGCL" refers to the Delaware General Corporation Law.
This amendment was adopted in accordance with recent changes to the Delaware General Corporation Law, which explicitly authorize Delaware corporations to adopt exclusive forum selection provisions such as those set forth in the new Article IX. The Board determined that adoption of this provision is in the best interests of the Company and its stockholders for a number of reasons, including, among others:

•
the importance of preventing the unnecessary diversion of the Company’s resources to address costly, wasteful and duplicative multi-forum litigation, in particular by reducing the risk of concurrently defending litigation in multiple jurisdictions and mitigating the risk of conflicting outcomes;

•
facilitating increased consistency and predictability in litigation outcomes for the benefit of the Company and its stockholders, in particular by increasing the probability that litigation matters will be heard by judges with significant experience applying Delaware corporate law; and

•	recent statutory developments in Delaware, and case law developments in other jurisdictions, upholding the Board’s authority to adopt such bylaw provisions and confirming their validity.
In addition, in adopting the amendment, the Board considered that the exclusive forum provision expressly preserves the ability of the Company to consent to an alternative forum under appropriate circumstances, and preserves the ability of stockholders to bring the type of claims addressed by the provision, subject to applicable law.
The amendment to the Bylaws was effective immediately upon approval by the Board.
The Amended and Restated Bylaws (as amended to reflect the amendment indicated above) are set forth as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On September 10, 2015, the Company held its 2015 Annual Meeting of Stockholders (the "Annual Meeting"), at which the Company's stockholders voted on five proposals. The Company had 32,677,890 shares of common stock outstanding on July 14, 2015, the record date for the Annual Meeting. At the Annual Meeting, 29,629,307 shares of common stock were present in person or represented by proxy.
The following sets forth the final results of the voting for the five proposals voted upon at the Annual Meeting. These matters are described in more detail in the Company's definitive proxy statement on Schedule 14A, which the Company filed with the Securities and Exchange Commission on July 29, 2015 (the "Proxy Statement").
Election of Directors (Proposal No. 1)
The stockholders elected nine candidates nominated by the Board of Directors of the Company to serve as directors of the Company until the annual meeting of stockholders to be held in 2016 or until their successors are elected and duly qualified. The following sets forth the results of the voting with respect to each candidate:

	Shares Voted
Name of Candidate	For	Authority Withheld	Broker Non-Votes
Angel R. Martinez	26,463,952	479,526	2,685,829
John M. Gibbons	26,849,528	93,950	2,685,829
Karyn O. Barsa	26,755,540	187,938	2,685,829
Nelson C. Chan	26,817,542	125,936	2,685,829
Michael F. Devine, III	26,663,758	279,720	2,685,829
John G. Perenchio	26,755,400	188,078	2,685,829
James Quinn	26,854,039	89,439	2,685,829
Lauri M. Shanahan	26,754,486	188,992	2,685,829
Bonita C. Stewart	26,860,611	82,867	2,685,829
Ratification of the Appointment of KPMG LLP as Independent Registered Public Accounting Firm (Proposal No. 2)
The stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal period of April 1, 2015 through March 31, 2016 (fiscal year 2016). The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions
29,352,399	246,477	30,431
Advisory Vote on Executive Compensation (Proposal No. 3)
The stockholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers, as described in the Proxy Statement. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
25,546,898	1,337,268	59,312	2,685,829
Approval of the Employee Stock Purchase Plan (Proposal No. 4)
The stockholders approved the adoption of the Employee Stock Purchase Plan. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
26,673,406	96,544	173,528	2,685,829
Approval of the 2015 Stock Incentive Plan (Proposal No. 5)
The stockholders approved the adoption of the 2015 Stock Incentive Plan. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
25,351,451	1,553,774	38,253	2,685,829

Item 9.01	Exhibits.
(d)    Exhibits. The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Deckers Outdoor Corporation (as amended through September 10, 2015)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2015

Deckers Outdoor Corporation
/s/ Thomas A. George
Thomas A. George, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Deckers Outdoor Corporation (as amended through September 10, 2015).